                                                                       EXHIBIT 5

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            THE SUBSIDIARIES OF ATRIA COMMUNITIES, INC. NAMED HEREIN

                                      With

                         PNC BANK, NATIONAL ASSOCIATION
                            as Administration Agent


                              -------------------
                              SUBSIDIARY GUARANTY

                                  dated as of
                                August 15, 1996

                              -------------------

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

                               SUBSIDIARY GUARANTY


         SUBSIDIARY GUARANTY, dated as of August 15, 1996 (as amended, modified or supplemented from time to time, "this Guaranty"), made by each of the undersigned (each, together with its successors and assigns, a "Guarantor" and collectively, the "Guarantors"), with PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (herein, together with its successors and assigns in such capacity, the "Administrative Agent") for itself and the other Lenders (defined below), for the benefit of (i) the Administrative Agent, (ii) the Lenders from time to time party to the Credit Agreement referred to below, and (iii) the Interest Rate Creditors referred to below:

PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Guaranty is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "Credit Agreement"), among Atria Communities, Inc., a Delaware corporation (herein, together with its successors and assigns, the "Borrower"), the financial institutions named as lenders therein, and the Administrative Agent, as agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $200,000,000, with such loans or advances being evidenced by promissory notes (the "Notes", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower may from time to time be party to one or more Designated Interest Rate Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Interest Rate Agreement (collectively, the "Interest Rate Creditors," and the Interest Rate Creditors together with the Lenders, collectively the "Creditors"), shall benefit hereunder as herein provided. This Guaranty is made for the pro rata benefit of the Administrative Agent and the Creditors to guarantee the payment of the principal of and interest on the Notes and the payment and performance by the Borrower of its obligations under the Credit Agreement, the other Credit Documents to which the Borrower is a party and the Designated Interest Rate Agreements. This Guaranty is one of the Credit Documents referred to in the Credit Agreement.

         (4) Each Guarantor is a direct or indirect Subsidiary of the Borrower.

         (5) It is a condition to the making of Loans and the issuance of and participation in, Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

         (6) Each Guarantor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit to, the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make Loans to, and to issue and participate in Letters of Credit for the account of, the Borrower or any of its Subsidiaries.

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent and the Creditors and hereby covenants and agrees with the Administrative Agent and each Creditor as follows:

         1. Each   Guarantor,   jointly   and   severally,   irrevocably   and
unconditionally guarantees:

                  (i) to the Lenders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for any automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lenders under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Document Obligations"); and

                  (ii) to each Interest Rate Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Designated Interest Rate Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities, the "Interest Rate Obligations", and the Interest Rate Obligations together with the Credit Document Obligations, collectively the "Guaranteed Obligations").

Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under sections 4.3 and 4.4 of the Credit Agreement.

         2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in section 9.1(e) of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Administrative Agent, for the benefit of the Administrative Agent and the Creditors, on demand, in lawful money of the United States.

         3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other person, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the indebtedness of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (v) any payment made to any Creditor on the indebtedness which any Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions.

         5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

         6. Any Creditor may at any time and from time to time without the consent of or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder upon or without any terms or conditions and in whole or in part (but, in each case, in accordance with the Credit Agreement or the Designated Interest Rate Agreement, as the case may be):

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (iii) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (v) apply any sums by whomsoever paid or whomsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (vi) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

                  (vii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

         7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Administrative Agent or any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for the Administrative Agent or any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         9. Any Indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the Indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any Indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

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

         10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any of the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Administrative Agent's or the Creditors' power whatsoever. Each Guarantor waives, to the extent permitted by applicable law, any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in respect of the Guaranteed Obligations or that the Guaranteed Obligations are not yet due and payable, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in respect of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid.

         (b) Each Guarantor waives, to the extent permitted by applicable law, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Administrative Agent and the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         (c) Until such time as the Guaranteed Obligations have been paid in full in cash or Cash Equivalents, each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under section 509 of the Bankruptcy Code, or otherwise) to the claims of the Creditors against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

         11. If and to the extent that any Guarantor makes any payment to any Creditor or to any other person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations to each Creditor.

         12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Letter of Credit or Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

         13. The Guarantors hereby jointly and severally agree to pay, to the extent not paid pursuant to section 12.1 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by the Administrative Agent or any of the Creditors).

         14. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Creditors and their successors and assigns to the extent permitted under the Credit Agreement (or any Designated Interest Rate Agreement, in the case of an Interest Rate Creditor).

         15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Lenders (or to the extent required by section 12.12 of the Credit

Agreement, with the written consent of each Lender) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

         16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

         17. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean any "Event of Default" as defined in the Credit Agreement or any payment default under any Designated Interest Rate Agreement after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to such Guarantor or to any other person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to promptly notify the relevant Guarantor after any such set off and application, provided, however that the failure to give such notice shall not affect the validity of such set off and application.

         18. All notices requests, demands or other communications pursuant hereto shall be made in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to any Guarantor, at the address specified beneath its signature hereto; if to any Creditor, as provided in the Credit Agreement; or in any case at such other address as any of the persons listed above may hereafter notify the others in writing. All such notices and communication shall be mailed, telegraphed, telexed, facsimile transmitted, or cabled or sent by overnight courier, and shall be effective when received.

         19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF KENTUCKY. Any legal action or proceeding with respect to this Guaranty may be brought in the Jefferson Circuit Court, Louisville, Kentucky, or of the United States of America for the Western District of Kentucky, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, return receipt requested, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing, or such earlier time as may be provided by applicable law. Nothing herein shall affect the right of the Administrative Agent or any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

         (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in section 20(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) Each Guarantor, the Administrative Agent and each Creditor hereby irrevocably waives all rights to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby.

         21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of section 8.2 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Lenders (or all Lenders if required by section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this section
21).

         22. Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor's obligations in respect thereof). It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Guarantor's liability hereunder in respect of the Guaranteed Obligations shall be deemed to be reduced ab initio to that maximum amount which would be permitted without causing such Guarantor's obligations hereunder to be so invalidated.

         23. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent, acting upon the instructions of the Required Lenders, and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor.

         24. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense except as provided herein.


================================================================================
           Kentucky Notice of Guaranteed Amount and Termination Date

                             SEE SECTION 25 BELOW.

================================================================================

         25. For purposes of Kentucky Revised Statutes a. 371.065, it is hereby declared and agreed, without, however, increasing, expanding, extending or otherwise changing or affecting any of the rights or obligations of any Guarantor under the other provisions of this Guaranty, that the maximum principal amount of indebtedness guaranteed hereunder, exclusive of interest, fees, and charges and costs of collecting guaranteed indebtedness, is $200,000,000, and that the termination date of the guaranty obligations hereunder is December 31, 2003.

         26. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                                      * * *

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                   LANTANA PARTNERS, LTD.,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                       Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 a Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 a: (502) 596-4160

                                   PHILLIPPE ENTERPRISES, INC.,
                                        as a Guarantor

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 a Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160

                                   HILLHAVEN PROPERTIES, LTD.,
                                        as a Guarantor

                                   By:  /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160


                                   CASTLE GARDENS RETIREMENT CENTER,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By:  /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160

                                   HILLCREST RETIREMENT CENTER, LTD.,
                                        as a Guarantor

                                   By: FAIRVIEW LIVING CENTERS, INC.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160


                                   SANDY RETIREMENT CENTER LIMITED
                                        PARTNERSHIP,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160

                                   TOPEKA RETIREMENT CENTER, LTD.,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160


                                   EVERGREEN WOODS, LTD.,
                                        as a Guarantor

                                   By: ATRIA COMMUNITIES, INC.,
                                        a General Partner

                                   By: /s/ J. Timothy Wesley
                                       ------------------------------
                                        Vice President

                                   Address:

                                   c/o Atria Communities, Inc.
                                   3300 Providian Center
                                   400 West Market Street
                                   Louisville, Kentucky 40202
                                   Attn.:   Chief Financial Officer
                                            Fax: (502) 596-4160

                                   FAIRVIEW LIVING CENTERS, INC.,
                                        as a Guarantor

                                   By:  /s/ James H. Gillenwater, Jr.
                                        ---------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160


                                   TWENTY-NINE HUNDRED ASSOCIATES, LTD.,
                                        as a Guarantor

                                   By: TWENTY-NINE HUNDRED CORPORATION,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160

                                   TWENTY-NINE HUNDRED CORPORATION,
                                        as a Guarantor

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                        c/o Atria Communities, Inc.
                                        3300 Providian Center
                                        400 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn.:   Chief Financial Officer
                                                 Fax: (502) 596-4160

                                   WOODHAVEN PARTNERS, LTD.,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                   c/o Atria Communities, Inc.
                                   3300 Providian Center
                                   400 West Market Street
                                   Louisville, Kentucky 40202
                                   Attn.:   Chief Financial Officer
                                            Fax: (502) 596-4160

                                   TUCSON RETIREMENT CENTER LIMITED
                                        PARTNERSHIP,
                                        as a Guarantor

                                   By: HILLHAVEN PROPERTIES, LTD.,
                                        a General Partner

                                   By: /s/ James H. Gillenwater, Jr.
                                       ------------------------------
                                        Vice President

                                   Address:

                                   c/o Atria Communities, Inc.
                                   3300 Providian Center
                                   400 West Market Street
                                   Louisville, Kentucky 40202
                                   Attn.:   Chief Financial Officer
                                            Fax: (502) 596-4160


Accepted and Agreed to:

PNC BANK, NATIONAL ASSOCIATION,
         as Administrative Agent



By: /s/ Edward J. Weisto
    ------------------------------
        Vice President


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